EXHIBIT 10.6

   SCHEDULE IDENTIFYING OTHER INCENTIVE STOCK OPTION AGREEMENTS


                                EFFECTIVE    NUMBER      OPTION
                                 DATE OF       OF       EXERCISE     DURATION--
           NAME       STATUS    AGREEMENT    OPTIONS      PRICE        YEARS

      Frank A.
      Eldredge(1)    Officer    10/23/96     10,000       $1.16          5

      Joy M.
      Erickson       Employee    10/23/96     10,000      $1.16          5

      Cynthia
      Donovan        Employee    10/23/96     1,500       $1.16          5

      Jillene
      Cahill         Employee    10/23/96     1,000       $1.16          5

      Natalie
      Philpott       Employee    10/23/96      500        $1.16          5

      Saundra J.
      Biggs          Employee    10/23/96     1,000       $1.16          5

      Treesa
      Parker         Employee    10/23/96      500        $1.16          5

      Rhonda
      Gilmore        Employee    10/23/96     3,000       $1.16          5

      Julie
      Hensley        Employee    10/23/96     1,000       $1.16          5

      Richard J.
      Jones          Employee    06/24/96    60,000       $1.16(4)       5

      Treesa J.
      Parker         Employee    09/16/96     2,000       $1.16(5)       5

      Jeffrey S.
      Smith          Employee    09/16/96     3,000       $1.16(5)       5

      Eric S.
      Cohen          Employee    09/16/96     5,000       $1.16(5)       5

      Richard J.
      Jones          Employee    09/16/96    20,000       $1.16(5)       5

      Dawn T.
      Perdue         Employee    09/16/96     5,000       $1.16(5)       5

      Saundra J.
      Biggs          Employee    09/16/96      500        $1.16(5)       5

      David W.
      Fredricks      Employee    09/16/96      500        $1.16(5)       5

      David G.
      Derrick        Officer     10/23/96    100,000      $1.16          5

      James J.
      Dalton         Officer     10/23/96    100,000      $1.16          5

      James J.
      Dalton         Officer     10/23/96    144,000      $1.16          5

      TOTAL                                  468,500



(1) A copy of Frank A. Eldredge's Incentive Stock Option Agreement dated effective as of October 23, 1996 is attached hereto as Exhibit 10.5. All of the other Incentive Stock Option Agreements between the Company and the individuals listed on this Schedule are substantially identical to Mr. Eldredge's Incentive Stock Option Agreement except for the number of options granted, the date of the grant agreement and the option exercise price.

(2) Adjusted to take into consideration the effect of the 1-for-100 reverse stock split of the Company's Common Stock that was effective as of March 22, 1993 and the effect of the stock split that was effected as a 200% stock dividend effective as of June 14, 1994.

(3) Adjusted to take into consideration the effect of the stock split that was effected as a 200% stock dividend effective as of June 14, 1994.

(4) Repriced on November 4, 1996 from an option exercise price of $2.50 to $1.16.

(5) Repriced on November 4, 1996 from an option exercise price of $2.25 to $1.16.